                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) June 12, 1996
                                                         -------------


                      NATIONWIDE HEALTH PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


                  Maryland             1-9028           95-3997619
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              (State or other        (Commission      (IRS employer
              jurisdiction of        file number)     identification
              incorporation)                          number)




        4675 MacArthur Court, Suite 1170, Newport Beach, CA  92660-6429
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                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 251-1211
                                --------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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1.1       Underwriting Agreement, dated June 12, 1996, among the Registrant and each of the several Underwriters named in Schedule I to such Underwriting Agreement.

8.1       Opinion of O'Melveny & Myers re tax matters.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         NATIONWIDE HEALTH PROPERTIES, INC.



Date: June 18, 1996      By:    /s/ MARK L. DESMOND
                                -------------------------
                         Name:  Mark L. Desmond
                         Title: Senior Vice President and
                                Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.               Description
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1.1            Underwriting Agreement, dated June 12, 1996, among the Registrant and each of the several Underwriters named in Schedule I to such Underwriting Agreement.

8.1            Opinion of O'Melveny & Myers re tax matters.